UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016 (May 20, 2016)

HedgePath Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13467	30-0793665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, FL 33606

(813) 864-2559

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 20, 2016, HedgePath Pharmaceuticals, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment amending the Company’s Certificate of Incorporation, as amended. The Certificate of Amendment was approved by the Company’s Board of Directors and majority stockholders as disclosed on the Company’s Information Statement filed with the Securities and Exchange Commission on April 25, 2016. The Certificate of Amendment increases the number of authorized shares issuable by the Company from 340,000,000 to 500,000,000. The Certificate of Amendment is attached to this Current Report as Exhibit 3.1. All descriptions of the Certificate of Amendment herein are qualified in their entirety to the text of Exhibit 3.1 hereto, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

3.1	Certificate of Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2016

HEDGEPATH PHARMACEUTICALS, INC.

By:	/s/ Nicholas J. Virca
Name: Nicholas J. Virca
Title: President and CEO

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